Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of September 25, 2017 (this “Agreement”), is made by and among Scott L. Bok, in an individual capacity (“Mr. Bok”), and Bok Family Partners, L.P. (“Family Partners”), as purchasers (each a “Purchaser” and collectively the “Purchasers”), and Greenhill & Co., Inc., as issuer (“Company”).

RECITALS:

WHEREAS, Company contemplates shortly commencing a tender offer for up to 9,000,000 shares of its Common Stock, par value $0.01 per share (the “Offer”);

WHEREAS, Company desires to issue and sell, and Purchasers desire to purchase, the Securities (as defined below), in each case upon the terms and conditions of this Agreement;

NOW THEREFORE, the parties hereby agree as follows:

AGREEMENT:

Section 1. Purchase and Sale of Securities.

(a) Company hereby agrees to issue and sell to Purchasers, and Purchasers hereby agree to subscribe and purchase from Company, shares of Company’s Common Stock, par value $0.01 per share (the “Securities”), at an aggregate purchase price of $10,000,000 (the “Purchase Price”), as follows:

(1) Mr. Bok shall subscribe and purchase from Company shares of the Securities at an aggregate purchase price of $8,000,000, at a price per share equal to either (i) the final tender price of the Offer, or (ii) if the Offer is cancelled, the volume weighted average trading price of the Common Stock for the 5 consecutive trading days after the day of termination of the Offer (with the number of shares issued rounded down to the nearest whole share);

(2) Family Partners shall subscribe and purchase from Company shares of the Securities at an aggregate purchase price of $2,000,000, at a price per share equal to either (i) the final tender price of the Offer, or (ii) if the Offer is cancelled, the volume weighted average trading price of the Common Stock for the 5 consecutive trading days after the day of termination of the Offer (with the number of shares issued rounded down to the nearest whole share).

(b) Closing of the transactions described in Section 1(a) shall be completed as promptly as practical after either (i) the 11th trading day following the expiration of the Offer, if completed, or (ii) if the Offer is terminated, the 6th trading day following termination, or such later date as may be determined by the Company.

Section 2. Representations and Warranties of Company. Company hereby represents and warrants to the Purchasers that the Company has the requisite corporate or other power and authority to enter into and perform its obligations under this Agreement, and this Agreement has been duly authorized, executed and delivered by Company, enforceable in accordance with its terms.

Section 3. Representations of Purchasers. Each of the Purchasers hereby represent and warrant to Company as follows:

(a) Capacity. Purchaser, having full legal capacity to do so, has duly executed this Agreement and this Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

(b) Purchase for Own Account. The Securities to be purchased hereunder will be acquired for the Purchaser’s own account, for investment purposes and not as a nominee or agent, and not with a view to the public resale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in a manner that would cause the purchase of the Securities hereunder to become subject to the registration requirements of the Securities Act or similar requirements under any other applicable law. The Purchaser does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or any third party with respect to the Securities.

(c) Disclosure of Information. Purchaser has conducted its own investigation of Company to its own satisfaction and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be purchased under this Agreement. In addition, Purchaser has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering of the Securities and to obtain additional information Purchaser believes to be necessary or appropriate to verify any information furnished to Purchaser or to which Purchaser had access.

(d) Restricted Securities. Purchaser acknowledges and understands that: (a) the offering and sale of the Purchased Shares will not be registered under the Securities Act; (b) the Securities will be “restricted securities” under the Securities Act because they are being acquired from Company in a transaction not involving a public offering, and that under the Securities Act such securities may not be offered, sold or transferred unless they are duly registered or such offer or sale is made in accordance with an exemption from registration; (c) Company is under no obligation to register any of the securities sold hereunder by the terms of this Agreement; and (d) if an exemption from registration or qualification is available, it may be conditioned upon various requirements including the time and manner of sale, the holding period and requirements relating to Company which may be outside Purchaser’s control and which Company may not be able to satisfy.

Section 4. Miscellaneous.

(a) Assignability. Neither this Agreement nor any right or obligation hereunder shall be assigned, delegated, or otherwise transferred (whether voluntarily, by operation of law, by merger, or otherwise) by any party hereto, without the prior written consent of the other parties hereto. Any attempted assignment, delegation, or transfer in violation of this Section 4(b) shall be void and of no force or effect.

(b) No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(c) Governing Law; Submission to Jurisdiction. This Agreement and all matters arising in connection with this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without reference to its choice of law provisions. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE STATE OF NEW YORK AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(e).

(e) Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties hereto and may be amended only by a written instrument duly signed by each party hereto.

(f) Severability. The invalidity of any term or terms of this Agreement will not affect any other term of this Agreement, which will remain in full force and effect.

(g) Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile, email or other electronic means and will be deemed as sufficient as if original signature pages had been delivered.

(i) No Other Representations. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 2 OR 3 OF THIS AGREEMENT, NO PARTY IS MAKING ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO ANY OTHER PARTY WITH RESPECT TO THE SECURITIES.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

GREENHILL & CO., INC.

By:	/s/ Harold J. Rodriguez, Jr.
Name: Harold J. Rodriguez, Jr.
Title: Chief Financial Officer

PURCHASERS:

BOK FAMILY PARTNERS, L.P.

By:	/s/ Scott L. Bok
Name: Scott L. Bok
Title: General Partner

SCOTT L. BOK

In his own capacity:

/s/ Scott L. Bok